Exhibit 99.9

INDEMNIFICATION ESCROW AGREEMENT

This Escrow Agreement (this “Agreement”) is entered into as of the 1st day of April, 2007, by and among by and among Vishay Intertechnology, Inc., a Delaware corporation (“Purchaser”), International Rectifier Corporation, a Delaware corporation (“Seller”), and Union Bank of California, N.A., as escrow agent hereunder (the “Escrow Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Master Purchase Agreement (as defined below).

RECITALS

WHEREAS, Purchaser and Seller have entered into that certain Master Purchase Agreement, dated as of November 8, 2006 (the “Master Purchase Agreement”), which provides for, among other things, the sale by the Seller of all of the Shares of the Companies and certain of the assets of Seller and the Selling Subsidiaries, in each case related to, and primarily used in, the PCS Business;

WHEREAS, in accordance with the terms of the Master Purchase Agreement, $14,485,000 (together with any interest or other income earned thereon, the “Escrow Funds”) of the consideration otherwise payable to the Seller has been paid to the Escrow Agent and is to be held by the Escrow Agent in accordance with the terms of this Agreement; and

WHEREAS, the parties desire that the Escrow Agent disburse amounts from the Escrow Account (as defined in Section 3 below) to Seller or Purchaser from time to time as provided below.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual obligations and covenants set forth herein, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto agree as follows:

1.     Escrow Agent Appointment.  The Escrow Agent is hereby appointed to act as escrow agent hereunder, to hold in escrow the Escrow Funds and to direct the disposition thereof in accordance with the terms and conditions of this Agreement, and the Escrow Agent hereby accepts such appointment.  The Escrow Agent represents and warrants to Purchaser and Seller that Escrow Agent has all legal power and authority to act in the manner contemplated by this Agreement and to perform its duties hereunder.

2.     Receipt of Escrow Funds.  By its signature below, the Escrow Agent hereby acknowledges its receipt by wire transfer of funds in the amount of the Escrow Funds to a separate, segregated escrow account established by the Escrow Agent and maintained by it at its office referred to in Section 10 below (the “Escrow Account”).  The Escrow Funds shall be held by the Escrow Agent for the benefit of Purchaser and Seller pursuant to this Agreement.

3.     Investment of Escrow Funds.  The Escrow Funds shall be invested by the Escrow Agent, as directed pursuant to the written instructions of Seller, solely in interest-bearing bank accounts or certificates of deposit.  Purchaser and Seller acknowledge that all payments made pursuant to this Agreement from the Escrow Funds shall be subject to applicable withholding laws or regulations then in force.  If Purchaser provides the Escrow Agent with a properly completed Internal Revenue Service Form W-8BEN (with respect to a Purchaser that is not a United States Person within the meaning of the Internal Revenue Code of 1986, as amended, (the “Code”)) or a properly completed Internal Revenue Service Form W-9 (with respect to a Purchaser that is a United States Person, within the meaning of the Code) then, absent a relevant change of law, the Escrow Agent shall not withhold any U.S. Taxes with respect to any amounts paid to Purchaser under this Agreement or with respect to any Escrow Interest (as defined below).  The Escrow Agent shall report the amounts of all interest earned on the Escrow Fund and any other income recognized for tax purposes with respect to the Escrow Fund (collectively, the “Escrow Interest”) during each calendar year (i) to all applicable taxing authorities as the income of the Purchaser by January 31 of the succeeding calendar year and (ii) to the Purchaser and Seller within ten (10) days of a written request for such information from either of the Purchaser or Seller.  The Purchaser shall report as its income for tax purposes all amounts of Escrow Interest to the appropriate taxing authorities and shall pay or cause to be paid all income taxes (if any) that are due and payable by the Purchaser with respect to Escrow Interest (such income taxes, the “Escrow Taxes”).  In connection with this payment of Escrow Taxes, the Purchaser and Seller shall direct the Escrow Agent by joint written instructions of Purchaser and Seller (“Joint Instructions”) to release to the Purchaser from time to time out of the Escrow Funds the amount of the Escrow Taxes payable by the Purchaser so as to permit the timely payment of Escrow Taxes by the Purchaser; provided, any Escrow Taxes withheld by the Escrow Agent shall be treated as having been so released to the Purchaser.  The amount of Escrow Taxes shall be determined by Purchaser, with Seller’s consent (which Seller agrees not to unreasonably withhold).  In the event any portion of the Escrow Funds is to be paid over to Seller pursuant to Section 4, then, at the time such payment out of the Escrow Funds is required to be made, the Purchaser shall pay to the Seller an amount equal to the product of (i) the aggregate amount of Escrow Taxes released to the Purchaser multiplied by (ii) a fraction (A) the numerator of which is the amount of such portion of the Escrow Funds to be so paid over to Seller and (B) the denominator of which is the sum of $14,485,000 plus the aggregate amount of Escrow Interest with respect to which Escrow Taxes have been released to the Purchaser.

4.     Disbursements from Escrow Account.

(a)   Escrow Agent shall continue to hold and safeguard the Escrow Account until authorized hereunder to release the Escrow Funds and Escrow Agent shall only release the Escrow Funds, or any portion thereof, as follows:

(i)    pursuant to the Joint Instructions at any time setting forth (A) the amount of indemnification or distribution, which shall be disbursed from the Escrow Account (to the extent of the then remaining balance thereof) and (B) the recipients thereof; provided, that, notwithstanding such Joint Instructions, the Escrow Agent shall report, and as required, except as otherwise provided in Section 3 of this Agreement, withhold from any payments or disbursements made pursuant to this Agreement from the Escrow Funds any taxes as it determines may be required by any law or regulation then in force;

(ii)   as determined by the final order, decree or judgment of a court of competent jurisdiction in the United States of America (the time for appeal having expired with no appeal having been taken) in a proceeding to which Purchaser and the Seller are parties (a “Final Decree”) upon receipt from Purchaser or Seller of a certified copy of such Final Decree together with a written notice (the “Notice”) which Notice shall state that such Final Decree is a final, non-appealable judgment or order from a court of competent jurisdiction resolving the dispute as to the release of the applicable portion of the Escrow Account, setting forth in reasonable detail the substance of such judgment and instructions as to the resulting release of the Escrow Account and certifying that a copy of such Notice has been simultaneously delivered to the Seller (if Purchaser is delivering the Notice) or Purchaser (if Seller is delivering the Notice) (such recipient, the “Non-Presenting Party”), in which case Escrow Agent shall release the applicable portion of such Escrow Account according to such Notice on the third (3rd) Business Day following receipt by Escrow Agent of the Notice; provided, however, that if the Non-Presenting Party delivers to Escrow Agent a certificate prior to such third (3rd) Business Day disputing the contents of the Notice, then Escrow Agent shall not release the disputed portion of the Escrow Account specified therein and shall interplead the disputed portion of the Escrow Account specified therein into, or file a declaratory judgment action with, a court of competent jurisdiction to determine the rights of the parties to the dispute unless prior to such interpleader or filing Escrow Agent receives  joint written instructions from the Seller and Purchaser pursuant to Section 4(a)(i) hereof; or

(iii)    within three (3) Business Days after the eighteenth (18) month anniversary of the date hereof, Escrow Agent shall deliver to Seller the balance of the Escrow Account, after deducting from the Escrow Account an amount equal to the aggregate amounts set forth in then pending and unresolved Claim Notices (copies of which shall be delivered by the Purchaser to the Escrow Agent promptly following delivery thereof to the Seller pursuant to the Master Purchase Agreement).

(b)   As promptly as practicable following any disbursement of funds from the Escrow Account, the Escrow Agent shall send a written statement to each of Purchaser and Seller stating the amount and recipient of each such disbursement.

(c)   Upon receipt of any Joint Instructions in accordance with Section 4(a), the Escrow Agent shall, as soon as practicable and in no event later than five Business Days after the receipt thereof, disburse the amounts from the Escrow Account to Purchaser and/or Seller, as specified in such Joint Instructions to be so paid (to the extent of the then-remaining balance of the Escrow Funds), by wire transfer of immediately available funds pursuant to payment instructions (i) furnished by Purchaser with respect to any payment specified to be made to Purchaser in such Joint Instructions, and (ii) furnished by Seller with respect to any payments specified to be made to Seller in such Joint Instructions.  In the event fund transfer instructions are given (other than in writing at the time of the execution of this Agreement), whether in writing, by telecopier or otherwise, Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated as a “Representative” of a party on Schedule A attached hereto, and Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated.  The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by Escrow Agent.  Escrow Agent and the beneficiary’s bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by Seller or Purchaser to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank.  Escrow Agent may apply any of Escrow Funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank or an intermediary bank designated. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

5.     Duties of the Escrow Agent.

(a)   The Escrow Agent undertakes to perform only such duties as are expressly set forth herein (and required by applicable law), Escrow Agent shall act as agent and bailee for Purchaser and Seller and shall hold and safeguard the Escrow Account, invest the Escrow funds as provided in Section 3 hereof and  release the Escrow Funds in accordance with the terms of this Agreement.  The Escrow Agent shall have no liability under, and no duty to inquire as to the provisions of, any agreement (except as to the capitalized terms used herein and defined in the Master Purchase Agreement) other than this Agreement.  If in doubt as to its duties and responsibilities hereunder, the Escrow Agent may consult with counsel of its choice and shall be protected in any action taken or omitted in connection with  the reasonable advice or opinion of such counsel.

(b)   If the Escrow Agent should at any time be confronted with claims or demands by the parties hereto which it believes in good faith to be inconsistent, the Escrow Agent shall have the right to suspend performance hereunder  or to promptly interplead such parties in any state or federal court located in the State of Delaware (or if such court does not have jurisdiction, any other court of competent jurisdiction), to deposit the Escrow Funds with the clerk of such court, and to request that such court determine the respective rights of the parties with respect to this Agreement, and upon doing so, the Escrow Agent automatically shall be released from any obligations or liability as a consequence of any claims or demands hereunder (other than with respect to claims arising under Section 6 below).

6.     Liability of the Escrow Agent.

(a)   The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied.  The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Agreement.  The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent’s negligence or willful misconduct was the primary cause of any loss to Purchaser or Seller.  The Escrow Agent’s sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Agreement.  The Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein.  The Escrow Agent may rely upon any notice, instruction, request or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall believe to be genuine and to have been signed or presented by the person or parties purporting to sign the same.  In no event shall the Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages (including, but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.  The Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which the Escrow Funds is deposited, this Agreement or the Master Purchase Agreement, or to appear in, prosecute or defend any such legal action or proceeding.  The Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and, subject to the second sentence of this Section 6(a), shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the reasonable opinion or instruction of such counsel.  The Escrow Agent shall have no liability or responsibility to question or determine the accuracy or reasonableness of any indemnification payment or distribution made in accordance with the provisions of Section 4 hereof.

(b)   The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court’s jurisdiction in the matter.  If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

7.     Indemnification of the Escrow Agent.  From and at all times after the date hereof, Purchaser, as to one-half, and Seller, as to one-half, severally and not jointly, shall, to the fullest extent permitted by law, defend, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent (collectively, the “Indemnified Parties”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys’ fees, costs and expenses) (collectively, “Losses”) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the Escrow Agent’s performance of its duties under this Agreement, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted primarily from the negligence or willful misconduct of such Indemnified Party or any other directors, officers, employees, attorneys, agents or affiliates of the Escrow Agent.  The obligations of Purchaser and Seller under this Section 7 shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent.

8.     Resignation of the Escrow Agent.  The Escrow Agent, and any successor Escrow Agent, may resign at any time as Escrow Agent hereunder by giving at least thirty (30) days written notice to the parties.  Upon the effective date of such resignation and the appointment of a successor Escrow Agent, the resigning Escrow Agent shall be absolved from any duties as Escrow Agent hereunder.  Upon their receipt of notice of resignation from the Escrow Agent, Purchaser and Seller shall use their reasonable best efforts jointly to designate a successor Escrow Agent.  If the parties do not agree upon a successor Escrow Agent within thirty (30) days after the receipt by the parties of the Escrow Agent’s resignation notice, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent or other appropriate relief and any such resulting appointment shall be binding upon all parties hereto.  By mutual agreement, Purchaser and Seller shall have the right at any time upon not less that seven (7) Business Days written notice to terminate their appointment of the Escrow Agent, or any successor Escrow Agent, as Escrow Agent hereunder.  Upon such termination, and notwithstanding anything to the contrary in the foregoing, the Escrow Agent or any successor Escrow Agent shall continue to act as Escrow Agent until a successor is appointed by Purchaser and Seller and qualified to act as Escrow Agent.

9.     Fees and Expenses.  The fees and the expenses of the Escrow Agent for its services hereunder as set forth in Schedule A hereto, and reasonable and documented legal fees, incurred by it in connection with the performance of its obligations hereunder, shall be paid, severally and not jointly, one-half by Purchaser and one-half by Seller.  The obligations of Purchaser and Seller under this Section 9 shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent.  Escrow Agent shall bill Purchaser and Seller for the fees and expenses set forth in Schedule A incurred by it in connection with the performance of its obligations hereunder.  In the event that any such fees or expenses shall remain unpaid more than 30 days after the date such fees or expenses become due and owing, Escrow Agent may withdraw such unpaid amount from any Escrow Interest distributable to Purchaser or Seller.

10.   Notices.  All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given when (i) delivered in person, (ii) five (5) days after posting in the United States mail having been sent registered or certified mail return receipt requested, (iii) delivered by FedEx or other nationally recognized overnight delivery service, or (iv) delivered by telecopy and promptly confirmed by delivery in person or post as aforesaid in each case, with postage prepaid, addressed as follows:

If to Purchaser, to:

Vishay Intertechnology, Inc.

63 Lancaster Avenue

Malvern, PA  19355

Facsimile No.:  610-889-2161

Attn:  Richard N. Grubb, Executive Vice President and Chief Financial Officer

with copies (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY  10036

Attn:  Abbe L. Dienstag

Telecopier:            (212) 715-8000

If to Seller, to:

International Rectifier Corporation

233 Kansas Street

El Segundo, CA  90245

Attn: Executive Vice President and General Counsel

Telecopier:            (310) 726-8484

with copies (which shall not constitute notice) to:

Sheppard Mullin Richter & Hampton LLP

11th Floor East

1300 I Street, N.W.

Washington, D.C. 20005

Attention:              Robert Magielnicki, Sr.

Telecopier:            (202) 218-0002

If to the Escrow Agent, to:

Union Bank of California, N.A.

120 S. San Pedro Street, 4th Floor

Los Angeles, CA 9012

Attention:              Corporate Trust Services

Telephone:            213-972-5677

Telecopier:            213-972-5694

or to such other address as such party shall specify by written notice to other parties hereto.  Any notice sent to the Escrow Agent shall also be sent to the other parties to this Agreement.

11.   Assignment.  Purchaser and Seller may not assign, transfer or novate their rights and obligations under this Agreement, except to the extent they are permitted to assign, transfer or novate their rights and obligations under the Master Purchase Agreement.

12.   Severability.  The parties agree that (i) the provisions of this Agreement shall be severable in the event that for any reason whatsoever any of the provisions hereof are invalid, void or otherwise unenforceable, (ii) to the fullest extent permitted by law, such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable and (iii) the remaining provisions shall remain legal, valid and enforceable to the fullest extent permitted by law.

13.   Specific Performance.  The obligations of the parties hereto (including the Escrow Agent) are unique in that time is of the essence, and any breach in performance hereunder by any party will result in irreparable harm to the other parties hereto.  Accordingly, any party may seek specific performance and/or injunctive relief before any court of competent jurisdiction in order to enforce this Agreement or to prevent violations of the provisions hereof, and no party shall object to specific performance or injunctive relief as an appropriate remedy.  The Escrow Agent acknowledges that its obligations, as well as the obligations of Purchaser and Seller hereunder, are subject to the equitable remedy of specific performance and/or injunctive relief.

14.   Miscellaneous.  This Agreement, and with respect to Purchaser and Seller, the Master Purchase Agreement, embody the entire agreement and understanding of the parties concerning the Escrow Funds, and, in the event of any inconsistency between this Agreement and the Master Purchase Agreement regarding the Escrow Funds, this Agreement shall control.  This Agreement may be amended only by a writing signed by all of the parties hereto.  The headings in this Agreement are intended solely for convenience or reference and shall be given no effect in the construction or interpretation of this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective, heirs, personal representatives, successors and permitted assigns.  This Agreement shall terminate upon distribution of all amounts held hereunder.

15.   Identifying Information.  Purchaser and Seller acknowledge that a portion of the identifying information set forth on Schedule A is being requested by the Escrow Agent in connection with the USA Patriot Act, Pub.L.107-56 (the “Act”), and Purchaser and Seller agree to provide any additional information reasonably requested by the Escrow Agent in connection with the Act or any similar legislation or regulation to which the Escrow Agent is subject, in a timely manner.  Purchaser and Seller each represent that all identifying information set forth on Schedule A, including without limitation, its Taxpayer Identification Number assigned by the Internal Revenue Service or any other taxing authority, is true and complete on the date hereof and will be true and complete at the time of any disbursement of the Escrow Funds.

16.   Counterparts.  This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall be deemed to be an original and enforceable, but all of which counterparts, taken together, shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank.]

To evidence their agreement, the parties have caused this Agreement to be executed on the date first written above.

VISHAY INTERTECHNOLOGY, INC., as Purchaser

By:
Name:
Title:

INTERNATIONAL RECTIFIER CORPORATION, as Seller

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., as Escrow Agent

By:
Name:
Title:

[Signature Page to Indemnification Escrow Agreement]

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